Filed pursuant to 497(e)
File Nos. 333-48456 and 811-10183

BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED JULY 14, 2021

TO THE

PROSPECTUS DATED APRIL 30, 2021

SSGA GROWTH ETF PORTFOLIO

SSGA GROWTH AND INCOME ETF PORTFOLIO

Effective July 15, 2021, Timothy Furbush will no longer serve as a portfolio manager of the SSGA Growth ETF Portfolio and the SSGA Growth and Income ETF Portfolio (collectively, the “Portfolios”), each a series of Brighthouse Funds Trust I. Effective July 15, 2021, Jeremiah Holly will serve as a portfolio manager of the Portfolios. Effective July 15, 2021, the following changes are made to the prospectus of each Portfolio.

For each Portfolio, in the Portfolio Summary, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers. Jeremiah Holly, CFA, a Vice President of SSGA FM and a Senior Portfolio Manager in SSGA’s Investment Solutions Group (“ISG”), and Michael Martel, a Managing Director of SSGA FM and Head of Portfolio Management in the Americas for the ISG, have managed the Portfolio since 2021 and 2014, respectively.

For each Portfolio, in the section entitled “Additional Information About Management – The Subadviser,” the fifth and sixth paragraphs are deleted in their entirety and replaced with the following:

The Portfolio is managed by SSGA’s ISG. Key professionals primarily involved in the day-to-day portfolio management for the Portfolio include Jeremiah Holly, CFA, and Michael Martel.

Mr. Holly, CFA, is a Vice President of SSGA FM and a Senior Portfolio Manager in SSGA’s ISG. In this role, he is responsible for managing a variety of multi-asset class portfolios, including tactical asset allocation strategies and model portfolio strategies. Mr. Holly joined SSGA in 2005.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE